UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
November 29, 2011

All State Properties Holdings, Inc.

Nevada
(State or Other Jurisdiction of Incorporation)

000-12895	59-2300204
(Commission File Number)	(IRS Employer Identification No.)

1138 N. Germantown Pkwy, Suite 101-319
Cordova, TN 38016
(Address of Principal Executive Offices) (Zip Code)

(901) 302-9160
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe,"

"estimate," "plan," "intend" and "expect" and similar expressions as they relate to All State Properties Holdings, Inc., or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, unexpected changes in market conditions, volatility in the commodities markets, and the ability to successfully reach agreement on acquisition terms. Except as required by the Federal Securities laws, the Company does not undertake any obligation to release publicly, any revisions to any forward-looking statements.

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2011 One Hundred Percent (100%) of the ownership interests of MB Consulting Services, LLC were transferred back to E. Robert Gates, as the sales contract was defaulted, causing a material change in ownership, and this transfer caused a change in majority ownership and management of All State Properties Holdings, Inc. (the “Company”). Since no vote of the shareholders was involved or required, none was taken.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 29, 2011, E. Robert Gates was appointed to the board of directors as Director, and as President and Secretary of the Company.   As well, Lucas Hamilton and Brad Sloan resigned from their positions as Director, President and Secretary of the Company, respectively, on November 29, 2011. Dr. Gates will take office on the Board as of the date of Mr. Hamilton’s resignation. Also, Dr. Gates’ appointment as an officer was effective immediately.

Set forth below is certain biographical information regarding the New Director and Officer:

E. Robert Gates:  Director, President and Secretary of the Company.

Dr. Gates has over forty years of experience as a business consultant and executive, successfully leading several companies from concept stage to multimillion-dollar revenue-driving entities.

His background includes experience as manager for several start-ups; acquisitions and sales of companies as well as advertising media contracts. He has been a proven partnership builder and can conceptualize and implement high-level business strategies; act as a skilled negotiator with a keen sense of bargaining strategy; pair business opportunities and investors; lead the acquisition process; and boost sales and profitability utilizing aggressive marketing tactics.